Exhibit 10.2.2
AMENDMENT NO. 1 TO
MASTER CREDIT FACILITY AGREEMENT
(SENIORS HOUSING)

(Brookdale 49)

THIS AMENDMENT NO. 1 TO MASTER CREDIT FACILITY AGREEMENT (SENIORS HOUSING) (this "Amendment") is made as of November 1, 2018, by and among (i) the entities named on the signature pages hereto as Borrower (individually, and collectively, "Borrower"), (ii) AHC Sterling House of Venice, LLC, a Delaware limited liability company ("Released Borrower"), (iii) JONES LANG LASALLE MULTIFAMILY LLC, a Delaware limited liability company ("Lender"), and (iv) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States ("Fannie Mae").

RECITALS

A.Borrower, Released Borrower and Lender are parties to that certain Master Credit Facility Agreement (Seniors Housing), dated as of August 31, 2017 (as amended, restated, modified, or supplemented from time to time, the "Master Agreement").

B.All of Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of August 31, 2017 (the "Assignment"). Fannie Mae has not (i) assumed any of the obligations of Lender under the Master Agreement or the Loan Documents to make Future Advances, or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances contemplated by the Master Agreement. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the Advances set forth in the Master Agreement.

C.Borrower and Released Borrower have requested and Fannie Mae and Lender have consented to the release from the Collateral Pool of (i) the Mortgaged Property commonly known as Brookdale Venice Island ("Venice Island Property"), which is owned by Released Borrower; (ii) the Mortgaged Properties known as Brookdale Leesburg AL, Brookdale Leesburg MC and Brookdale Pleasant Prairie, which, among other properties, are owned by AHC Purchaser, Inc. ("AHC Properties" and with the Venice Island Property, collectively, the "Released Properties"; such transaction being herein referred to as, the "Release"); and (iii) to the release of the Released Borrower as a Borrower under and a party to the Master Agreement.

D.The parties are executing this Amendment to reflect the Release in the Master Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1.    Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.

Section 2.    Amendments to Master Agreement.

A.Fannie Mae and Lender hereby consent to the release from the Collateral Pool of the Released Properties, so that from and after the date hereof, Exhibit A of the Master Agreement is hereby amended to remove the Released Properties as Mortgaged Properties under the Collateral Pool.

B.The Master Agreement and the other Loan Documents are hereby amended to release the Released Borrower as a party thereto and a Borrower thereunder, except for any liabilities or obligations of the Released Borrower which arose prior to the date hereof or for any provisions of the Master Agreement and the other Loan Documents that are expressly stated to survive any release or termination. Exhibit A of the Master Agreement is hereby amended to remove the Released Borrower as a Borrower under the Master Agreement.

C.Each of Schedules 2, 5, 6, 10, 13, 16 and 23 of the Master Agreement is hereby amended to remove references to the Released Borrower and the Released Properties, as applicable.

Section 4.    Full Force and Effect. Except as expressly modified hereby, the Master Agreement and all of the terms, conditions, covenants, agreements and provisions thereof remain in full force and effect and are hereby ratified and affirmed.

Section 5.    Representations and Warranties. Borrower represents and warrants to Fannie Mae and Lender that all representations and warranties set forth in the Loan Documents are true and correct as of the date hereof and that no Event of Default or Potential Event of Default has occurred as of the date hereof.

Section 6.    Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 7.    Exculpation and Governing Law. The provisions of Section 3.02 of the Master Agreement (entitled "Personal Liability of Borrower"), the provisions of Sections 15.01 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction") and the provisions of Section 15.02 of the Master Agreement (entitled "Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

Section 3.     Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this Amendment on the day and year first above written.

BORROWER:

FIT REN Nohl Ranch LP,
FIT REN Park LP,
FIT REN Mirage Inn LP,
FIT REN The Gables LP,
FIT REN Paulin Creek LP,
FIT REN Ocean House LP,
FIT REN Oak Tree LP,
FIT REN Pacific Inn LP,
each a Delaware limited partnership

By: FIT REN Holdings GP Inc., their general partner

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC Purchaser, Inc.,
a Delaware corporation

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

ARC Scottsdale, LLC,
ARC Sweet Life Shawnee, LLC,
ARCLP Charlotte, LLC,
ARC Wilora Assisted Living, LLC,
each a Tennessee limited liability company

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer of each Borrower

ARC Westlake Village, Inc.,
a Tennessee corporation

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

AHC Sterling House of Brighton, LLC,
AHC Villas of the Atrium, LLC,
AHC Sterling House of Jacksonville, LLC,
AHC Sterling House of Panama City, LLC,
CMCP-Pinecastle, LLC,
AHC Sterling House of Port Charlotte, LLC,
AHC Sterling House of Punta Gorda, LLC,
CMCP-Roswell, LLC,
AHC Villas-Wynwood of River Place, LLC,
CMCP-Montrose, LLC,
AHC Villas-Wynwood of Courtyard Albany, LLC,
AHC Villas of Albany Residential, LLC,
AHC Wynwood of Rogue Valley, LLC,
CMCP-Club Hill, LLC,
AHC Sterling House of Corsicana, LLC,
Brookdale Cypress Station, LLC,
Brookdale Lakeway, LLC,
AHC Sterling House of Lewisville, LLC,
AHC Sterling House of Mansfield, LLC,
Brookdale Northwest Hills, LLC,
AHC Sterling House of Weatherford, LLC,
CMCP-Williamsburg, LLC,
each a Delaware limited liability company

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer of each Borrower

RELEASED BORROWER:

AHC Sterling House of Venice, LLC,
a Delaware limited liability company

By:    /s/ George T. Hicks
Name:    George T. Hicks
Title:    Executive Vice President and Treasurer

LENDER:

JONES LANG LASALLE MULTIFAMILY, LLC,
a Delaware limited liability company

By:    /s/ Beverly D. Berquam
Name:    Beverly D. Berquam
Title: Vice President

FANNIE MAE:

FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States

By:    /s/ Michael W. Dick
Name:    Michael W. Dick
Title: Asst. Vice President

Schedule 1

RELEASED PROPERTIES

	Property	Address and Location
1	Brookdale Leesburg AL	700 South Lake St., Leesburg, FL 34748
2	Brookdale Leesburg MC	710 South Lake St., Leesburg, FL 34748
3	Brookdale Venice Island	1200 Avenida del Circo, Venice, FL 34285
4	Brookdale Pleasant Prairie	777 88th Avenue, Kenosha, WI 53142